UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 21, 2003

HANGER ORTHOPEDIC GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10670	84-0904275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Bethesda Metro Center, Suite 1200, Bethesda, MD	20814
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:   (301) 986-0701

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits:
	Exhibit	Description
	99.1	Press Release dated November 21, 2003.

Item 12.   Results of Operations and Financial Condition.

        Furnished herewith as Exhibit 99.1 is a press release issued by Hanger Orthopedic Group, Inc. on November 21, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER ORTHOPEDIC GROUP, INC.
Date: November 24, 2003	/s/ Glenn M. Lohrmann
Glenn M. Lohrmann Vice President, Controller and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated November 21, 2003.